UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

|X| CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 5, 2001

Commission File Number: 001-13657
                        ---------

                         STANDARD AUTOMOTIVE CORPORATION
                         -------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                                         52-2018607
        --------                                         ----------
(State of Incorporation)                    (I.R.S. Employer Identification No.)

   321 Valley Road, Hillsborough, NJ                     08844-4056
   ---------------------------------                     ----------
(Address of principal executive offices)                 (Zip Code)

       (908) 874-7778                                       3715
       --------------                                       ----
(Registrant's telephone number)               (Primary Standard Industrial Code)

                                 Not applicable
                                 --------------
   (Former name, former address and former fiscal year, if changed since last report)

Item 5. Other Events.

      On June 5, 2001, Steven J. Merker resigned his position as Chairman of the Board of Directors of Standard Automotive Corporation (the "Company"). Mr. Merker continues to serve on the Board as a Director of the Company.

      The Company issued a press release on June 5, 2001 announcing Mr. Merker's resignation from the position of Chairman of the Board of Directors. The press release is attached as exhibit 99.1 hereto and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

      (c) Exhibits. The following exhibits are filed with this report on Form
8-K:

            Exhibit 99.1 - Press Release of Standard Automotive Corporation dated June 5, 2001

                                   Signatures

      Pursuant to the requirements of Section 13 of 15 (d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

STANDARD AUTOMOTIVE CORPORATION
         (Registrant)


/s/ Joseph Spinella                                                 June 7, 2001
------------------------------------
Joseph Spinella
Chief Financial Officer

                                Index to Exhibits

Exhibit
Number      Description
-------     -----------

99.1        Press Release of Standard Automotive Corporation dated June 5, 2001